UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2017 Date of report (Date of earliest event reported)

LifeLock, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway, Suite 400 Tempe, Arizona 85281 (Address of principal executive offices and zip code) (480) 682-5100 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
In conjunction with debt financings being undertaken by Symantec Corporation related to its planned acquisition of LifeLock, Inc. (the "Company"), the Company is disclosing certain preliminary results of operations for the full fiscal year 2016.
Preliminary Results:

•
Total revenue is expected to be in the range of $667 million to $668 million, versus $587 million for 2015 and guidance of $666 million to $668 million for 2016 provided in connection with the announcement of the Company's third quarter 2016 earnings on November 1, 2016;

•
*Adjusted net income per diluted share is expected to be in the range of $0.82 to $0.83 based on 98.1 million weighted-average shares outstanding, versus 2015 adjusted net income per diluted share of $0.63 based on 100.2 million weighted-average shares outstanding and guidance of $0.76 to $0.78.

•	*Adjusted EBITDA is expected to be between $92 million to $93 million versus $72 million for 2015 and guidance of $86 million to $88 million.

•	*Free cash flow is expected to be between $90 million to $91 million versus $89 million for 2015 and guidance of $83 million to $88 million.
The above information is preliminary and subject to completion, including the completion of customary year-end review and audit process. As a result, the Company's actual financial results may differ from the information above.
*A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables included in this Current Report on Form 8-K. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures".
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws, including statements regarding the Company's preliminary financial results for the full fiscal year 2016. These forward-looking statements are based on our current assumptions, expectations, and beliefs and are subject to substantial risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ materially from those expressed or implied in any forward-looking statement.
The risks and uncertainties referred to above include, but are not limited to, our inability to complete the merger due to the failure to satisfy the conditions to the completion of the merger and business execution risks including, but are not limited to, risks associated with our ability to maintain profitability on an annual basis; our ability to protect our customers’ confidential information; our ability to maintain and enhance our brand recognition and reputation; the competitive nature of the industries in which we conduct our business; our ability to retain our existing customers and attract new customers; our ability to improve our services and develop and introduce new services with broad appeal; our ability to maintain existing and secure new relationships with strategic partners; regulatory compliance and litigation outcome; and other “Risk Factors” set forth in our most recent SEC filings.
Further information on these and other factors that could affect our financial results and the forward-looking statements in this Current Report on Form 8-K is included in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2015, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our Forms 10-Q. Copies of these documents are available on our Investor Relations website at http://investor.lifelock.com/ or the SEC's website at www.sec.gov.
We assume no obligation and do not intend to update these forward-looking statements, except as required by law.
Non-GAAP Financial Measures
Our preliminary financial results include certain non-GAAP financial measures, including adjusted net income per diluted share, adjusted EBITDA, and free cash flow. We calculate adjusted net income per diluted share by dividing our adjusted net income by the weighted-average diluted shares outstanding. We calculate adjusted net income as net income (loss) excluding amortization of acquired intangible assets, share-based compensation, income tax benefits and expenses resulting from changes in our deferred tax assets, and acquisition related expenses. We calculate adjusted EBITDA as net income (loss) excluding depreciation and amortization, share-based compensation, interest expense, interest income, other income (expense), income tax (benefit) expense, and acquisition related expenses. We have also excluded from adjusted net income per diluted share and adjusted EBITDA the impact of the legal reserve for the settlements with the FTC and a nationwide class of consumers, along with a possible settlement with certain states' attorneys general for related claims, expenses related to these litigations and settlements, and direct costs incurred related to the strategic transaction with Symantec Corporation. We define free cash flow as net cash provided by operating activities less net cash used in investing activities for acquisitions of property and equipment. We have also excluded from free cash flow the cash outflows for settlement with the FTC and a nationwide class of consumers and cash outflows which related to these litigations and settlements along with a possible settlement with certain states’ attorneys general for related claims.
We have included adjusted net income per diluted share, and adjusted EBITDA in this Current Report on Form 8-K because they are key measures used by us to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short- and long-term operational plans. In particular, the exclusion of certain expenses in calculating adjusted net income per diluted share and adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, adjusted EBITDA is a key financial measure used in determining management’s incentive compensation.
We have included free cash flow in this Current Report on Form 8-K because we believe it typically presents a more conservative measure of cash flow as purchases of property and equipment are necessary components of ongoing operations. We believe that this non-GAAP financial measure is useful in evaluating our business because free cash flow reflects the cash surplus available to fund the expansion of our business after payment of capital expenditures relating to the necessary components of ongoing operations. We also believe that the use of free cash flow provides consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although adjusted net income per diluted share, adjusted EBITDA, and free cash flow are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures.
Reconciliation of GAAP to Non-GAAP Results
The following table presents a reconciliation of the Non-GAAP financial measures presented above to the most directly comparable GAAP financial measure. The financial results for the fiscal year ended December 31, 2016 reflect preliminary estimated ranges, where applicable. Totals may not add due to rounding.

	Year Ended December 31,
	2016	2015
	(in millions, except per share amounts)
	(Unaudited)
Reconciliation of Net Income (Loss) per Diluted Share to Adjusted Net Income per Diluted Share
Net income (loss) per diluted share	$0.14 - $0.15	$(0.54)
Adjustments to net income (loss)	0.68	1.14
Adjustments to diluted shares	—	0.03
Adjusted net income per diluted share	$0.82 - $0.83	$0.63

Reconciliation of Diluted Shares to Adjusted Diluted Shares
Diluted shares	98.1	94.9
Dilutive securities excluded due to net loss	—	5.3
Adjusted diluted shares	98.1	100.2

Reconciliation of Net Income (Loss) to Adjusted EBITDA
Net income (loss)	$14 - $15	$(51)
Depreciation and amortization	22	19
Stock-based compensation	34	27
Income tax (benefit) expense	8	(34)
Legal reserves and settlements	6	99
Expenses related to the FTC litigation	4	10
Acquisition related expenses, including expenses related to Symantec acquisition	4	3
Adjusted EBITDA	$92 - $93	$72

	Year Ended December 31,
	2016	2015
	(in millions, except per share amounts)
	(Unaudited)
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
Net cash provided by operating activities	$77 - $78	$(4)
Acquisitions of property and equipment	(14)	(14)
Legal settlements paid	21	100
Expenses paid for the FTC litigation	6	7
Free cash flow	$90 - $91	$89

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.
Date:	February 1, 2017	By:	/s/ Douglas Jeffries
Douglas Jeffries
Chief Financial Officer and Chief Administrative Officer